UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2020

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2820 Orchard Parkway, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 470-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC (NASDAQ Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Previously, Align Technology, Inc. (the “Company”) announced that it was experiencing disruption in its business in the Asia Pacific region where general economic activity, and dental and orthodontic practices specifically, were being adversely impacted by the COVID-19 outbreak, especially in China, which represented approximately 8% of our revenues in 2019. However, as the virus has subsequently spread and the number of infections in the Europe, Middle East, and Africa (EMEA) and Americas regions, which represent the majority of our clear aligner and iTero scanners and services revenues, have grown, governments have begun to implement extraordinary measures to slow its proliferation. These measures are now impacting our employees, customers and their patients, and consumers. In the last two days, the Centers for Disease Control has called for the closure of dental offices, the American Association of Orthodontists (AAO) and the American Dental Association (ADA) have advised the deferral of elective orthodontic and dental procedures through at least the end of March 2020, counties in the San Francisco Bay Area in which our corporate headquarters are located have ordered a government-enforced “shelter in place” for all residents, other countries and cities around the world have encouraged self-quarantine actions and individuals and physicians are deferring elective healthcare procedures. All of these actions will further disrupt our business and we anticipate that these business disruptions will continue to expand if the COVID-19 outbreak intensifies globally.

In addition, restrictions on our ability to travel and interact with our customers, as well as indeterminate closures of some of our office locations, including our treatment planning facilities in Spain and Poland, our EMEA headquarters, and our corporate headquarters, are now impacting our sales and financial results beyond what we previously forecast. As a result of these latest events and the efforts to slow the spread of the virus, we now expect these disruptions will have a material impact on our financial results in the first quarter of fiscal year 2020 and is expected to continue into the second quarter of 2020. At this date, we cannot predict the specific extent or duration of the impact of the COVID-19 outbreak and the actions to slow its spread on our financial results. We will provide additional information during our next earnings call in April 2020.

Additionally, in connection with our announcement on March 4, 2020 regarding our entry into a Purchase and Sale Agreement with CETP III Ivory S.a.r.l. to acquire exocad Global Holdings GmbH (the “Acquisition”), we continue to expect the Acquisition will close in the second quarter of fiscal year 2020 and that the purchase price for the Acquisition will be paid from cash on hand without any financing conditions.

We continue to believe that our overall business strategy and future growth opportunities remain strong, and our priority is the health and well-being of our employees, doctor-customers, their staff and patients and consumers, and the communities in which we operate.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statement

This Form 8-K contains forward-looking statements, including statements regarding (i) the impact of the COVID-19 outbreak, (ii) the responses intended to slow the COVID-19 spread, (iii) expectations for disruptions to our revenues and operations as well as the impacts to customers, patients and consumers, in the first quarter of 2020 and beyond, (iv) our expectations in connection with the acquisition of exocad Global Holdings GmbH, including the payment of the purchase price, and (v) our beliefs concerning our business strategy and future growth opportunities. These forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including, but not limited to, the following: the risk that the COVID-19 outbreak could lead to material delays and cancellations of procedures, or cause diversion of management and other resources in responding to the COVID-19 outbreak, as well as the Center for

Disease Control (CDC) mandated closure of dental offices and the American Association of Orthodontists (AAO) and American Dental Association (ADA) most recent advisories to postpone any elective dentistry through the end of March, all of which could have a material adverse effect on the Company’s results of operations, and other risk factors under the heading “Risk Factors” in the Company’s report on Form 10-K for the year ended December 31, 2019, filed on February 28, 2020, as updated by the Company’s other filings with the Securities and Exchange Commission. Statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” “targeted,” and similar words and expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Senior Vice President, Chief Legal and Regulatory Officer

Date: March 18, 2020